                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2003


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


               LOUISIANA                    0-22303            72-1147390
      (State or other jurisdiction        Commission         (IRS Employer
            of incorporation)             File Number)      Identification No.)


                                583 THOMPSON ROAD
                             HOUMA, LOUISIANA 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 Certification of Principal Executive Officer and Principal Financial Officer furnished with the Company's Form 10-K for the year ending December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE

         On March 27, 2003, the Chief Executive Officer and the Chief Financial Officer of the registrant filed with the SEC their statement certifying the contents of the registrant's Form 10-K for the year ending December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of this statement is attached hereto as an Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GULF ISLAND FABRICATION, INC.

                                       By: /s/ Joseph P. Gallagher, III
                                          ------------------------------------
                                               Joseph P. Gallagher, III
                                               Vice President - Finance,
                                               Chief Financial Officer
                                                    and Treasurer
                                             (Principal Financial Officer
                                             and Duly Authorized Officer)

Dated:  March 27, 2003




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                                 EXHIBIT INDEX

EXHIBIT  DESCRIPTION
-------  -----------
99.1     Certification of Principal Executive Officer and Principal Financial
         Officer furnished with the Company's Form 10-K for the year ending
         December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002.